Pegasystems Inc.



                          1994 Long-Term Incentive Plan

                     As Amended and Restated on May __, 1996
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                                Pegasystems Inc.

                          1994 Long-Term Incentive Plan
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SECTION                      CONTENTS                                                 PAGE
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
    1.                       Purpose; Definitions                                       1

    2.                       Administration                                             4

    3.                       Stock Subject to Plan                                      5

    4.                       Eligibilitiy                                               7

    5.                       Stock Options                                              7

    6.                       Stock Appreciation Rights                                 13

    7.                       Restricted Stock                                          15

    8.                       Long-Term Performance Awards                              17

    9.                       Amendments and Termination                                19

   10.                       Unfunded Status of Plan                                   20

   11.                       General Provisions                                        21

   12.                       Effective Date of Plan                                    22

   13.                       Term of Plan                                              22

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SECTION 1.  Purpose; Definitions.

        The name of this Plan is the Pegasystems Inc. 1994 Long-Term Incentive Plan (the "Plan"). The purpose of the Plan is to provide incentives: (a) to employees of Pegasystems Inc. (the "Corporation") by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder which qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986; (b) to directors (whether or not employees), employees and consultants of the Corporation by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder which do not qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, and otherwise to participate in shareholder value which has been created.

        For the purposes of the Plan, the following terms shall be defined as set forth below:

        a. "Award" means any Option, Stock Apreciation Right, Restricted Stock or Long-Term Award granted under this Plan.

        b.    "Board" means the Board of Directors of the Corporation.

        c. "Cause" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Corporation.

        d. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

        e. "Committee" means a Compensation Committee of the Board, if such Committee has been appointed by the Board and has been authorized to administer the Plan. Such Committee will consist of two or more members of the Board. In the event the Corporation registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each member of the Committee shall be a "Disinterested Person" as defined below. All references herein to the Committee shall mean the Board if there is no Committee so appointed.


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              From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution thereof, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

        f. "Corporation" means Pegasystems Inc., a corporation organized under the laws of the Commonwealth of Massachusetts, or any successor organization.

        g. "Disability" means permanent and total disability as determined under the Corporation's long-term disability program.

        h. "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) as promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

        i. "Early Retirement" means that a Participant has attained the consent of the Committee to retire prior to having attained age 60 or qualifies for early retirement pursuant to the early retirement provisions as set forth in a pension plan of the Corporation in which the Optionee is a participant.

        j. "Fair Market Value" means, as of any given date, the mean of the highest and lowest quoted selling prices of the Stock on the exchange on which the Corporation's shares are listed for trading (consolidated trading) or, if no such sale occurs on the exchange on such date, the fair market value of the Stock as determined by the Committee in good faith based on the best available facts and circumstances at the time.

        k. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of
              Section 422 of the Code.

        l. "Insider" means a Participant who is subject to the requirements of the Rules (as defined below).

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        m.    "Long-Term Performance Award" or "Long-Term Award" means an award made pursuant to Section 8 below that is payable in cash and/or Stock (including Restricted Stock) in accordance with the terms of the grant, based on Corporation, business unit and/or individual performance over a period of at least two years.

        n. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        o. "Normal Retirement" means retirement of a Participant from active employment with the Corporation and any subsidiary or affiliate after either having attained age 60 or pursuant to the normal retirement provisions of an applicable pension plan of the Corporation.

        p. "Option" means any Incentive Stock Option or Non-Qualified Stock Option to purchase shares of Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

        q. "Optionee" means a Participant who is the recipient of any Incentive Stock Option or Non-Qualified Stock Option under this Plan.

        r. "Participant" means anyone to whom an Award is granted pursuant to the Plan.

        s. "Plan" means the Pegasystems Inc. 1994 Long-Term Incentive Plan, as hereinafter amended form time to time.

        t. "Restricted Stock" means an award of shares of Stock that is subject to restrictions pursuant to Section 7 below.

        u.    "Retirement" means Normal or Early Retirement.

        v. "Rules" means Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder.


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        w.    "Securities Broker" means the registered securities broker acceptable to the Corporation who agrees to effect the cashless exercise of an Option pursuant to Section 5(m) hereof.

        x. "Stock" means the Common Stock, $.01 par value per share, of the Corporation.

        y. "Stock Appreciation Right" means the right, pursuant to an award granted under Section 6 below, to surrender to the Corporation all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value (or such lesser ceiling as may be specified in the option grant), as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

SECTION 2.  Administration

        The Plan shall be administered by the Committee.

        The Committee shall have the authority to grant to eligible Participants, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock and/or (iv) Long-Term Performance Awards.

        In particular, the Committee shall have the authority:

        (i) to select the Participants to whom Stock Options, Stock Appreciation Rights, Restricted Stock and Long-Term Performance Awards may from time to time be granted hereunder.

        (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and Long-Term Performance Awards, or any combination thereof, are to be granted hereunder;



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        (iii) to determine the number of shares to be covered by each such award granted hereunder;

        (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or forfeiture waiver regarding any Stock Option or other award and/or the shares of Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion;

        (v) to determine whether and under what circumstances a Stock Option may be settled in cash or stock, including Restricted Stock under
              Section 5(k);

        (vi) to determine whether and under what circumstances a Stock Option may be exercised without a payment of cash under Section 5(1); and

        (vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the Participant.

        The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

        All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan Participants.

SECTION 3.  Stock Subject to the Plan

        (a) Stock Subject to Plan. The stock to be subject or related to awards under the Plan shall be shares of the Corporation's Stock and may be either authorized and unissued or held in the treasury of the Corporation. The maximum number of shares of Stock authorized with respect to the grant of awards under the Plan, subject to adjustment in accordance with paragraph 3(c) below, shall be up to 5,000,000 shares of Stock; any or all of such


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              5,000,000 shares of Stock may be granted for awards of Incentive
              Stock Options.

              In addition, shares equal to 2% of Stock outstanding shares at the start of each Fiscal Year shall each year be reserved exclusively for the granting of replacement Options under Section 5(e) below to all Participants. Such additional authorization of Stock for the granting of replacement Options shall not, at any time, cause the maximum shareholder dilution caused by the Plan to exceed the 5,000,000 shares of Stock authorized for grant under the Plan.

              Notwithstanding the foregoing, no individual shall receive, over the term of the Plan, more than an aggregate of 30% of the shares authorized for grant under the Plan, including shares subject to replacement Options awarded under the Plan.

        (b) Unused, Forfeited and Reacquired Shares. The shares related to the unexercised or undistributed portion of any terminated, expired or forfeited Award for which no material benefit was received by a Participant (i.e. dividends) shall be made available for distribution in connection with future awards under the plan to the extent permitted to receive exemptive relief pursuant to the Rules. Any shares made available for distribution in connection with future awards under this Plan pursuant to this paragraph (b) shall be in addition to the shares available pursuant to paragraph
              (a) of this Section 3.

        (c) Other Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan and in the number and price of shares subject to other Awards made under the Plan, as may be determined to be appropriate by the Committee in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon

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              the exercise of any Stock Appreciation Right associated with any
              Stock Option.


SECTION 4.     Eligibility

        Directors (whether or not employees of the Corporation), consultants and employees of the Corporation who are responsible for or who contribute to the management, growth and/or profitability of the Corporation and/or any Subsidiary (as defined below) or affiliate of the Corporation are eligible to be granted Awards under the Plan.

SECTION 5      Stock Options

        Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

        Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

        With the exception of Optionees who are either (i) consultants or (ii) directors who are not also employees of the corporation, who shall not be eligible to receive Incentive Stock Options, the Committee shall have the authority to grant any Optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

        Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

        Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

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        (a)   Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, but for Non-Qualified Stock Options shall not be less than 50% of the Fair Market Value of the Stock at the time of grant, and for Incentive Stock Options shall be not less than 100% of the Fair Market Value of the Stock at the time of grant. However, any Incentive Stock Option granted to any Optionee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of stock of the Corporation or of a Parent or Subsidiary corporation, shall have an exercise price no less than 110% of Fair Market Value per share on date of the grant. The term "Parent" and "Subsidiary" as used herein shall mean "parent corporation" and "subsidiary corporation" as those terms are defined in Section 424 of the Code.

        (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option or Non-Qualified Stock Option shall be exercisable more than ten years after the date the Option is granted. However, any Option granted to any Optionee who at the time the Option is granted owns more than 10% of the voting power of all classes of Stock of the Corporation or of a Parent or Subsidiary corporation may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

        (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant, provided, however, that, except as provided in Section 5(g), unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable during the six months following the date of the granting of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

        (d) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time and from time to time during the Option period, by giving

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              written notice of exercise to the Corporation specifying the number of shares to be purchased.

              Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the Optionee or, in the case of the exercise of a Non-Qualified Stock Option or Restricted Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the Option is exercised, as determined by the Committee), provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the Option is granted.

              The Committee, in its sole discretion, may at the time of grant or such later time as it determines, permit payment of the Option exercise price of a Non-Qualified Stock Option to be made in whole or in part in the form of Restricted Stock. If such payment is permitted, then such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Stock received upon the exercise, shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

              If payment of the Option exercise price of a Non-Qualified Option is made in whole or in part in the form of unrestricted stock already owned by the Participant, the Corporation may require that the stock be owned by the Participant for a period of six months or longer so that such payment would not result in a pyramid exercise.

              No shares of Stock shall be issued until full payment therefor has been made. An Optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the Optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 11(a).

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        (e)   Replacement Options. If an Option granted pursuant to the Plan may be exercised by an Optionee by means of a stock-for-stock swap method of exercise as provided in 5(d) above, then the Committee may, in its sole discretion , at the time of the original Option grant or at such subsequent time during the term of such Option as the Committee, in its sole discretion, shall deem appropriate, authorize the Participant to automatically receive a replacement Option pursuant to this part of the Plan. This replacement Option shall cover a number of shares determined by the Committee, but in no event more than the number of shares equal to the difference between the number of shares covered by the original Option exercised and the net shares received by the Participant from such exercise. The exercise price of the replacement Option shall equal the then current Fair Market Value, and with a term not to exceed ten years.

              The Committee shall have the right, in its sole discretion and at any time, to discontinue the automatic grant of replacement Options if it determines the continuance of such grants to no longer be in the best interest of the Corporation.

        (f) Non-transferability of Options. No Stock Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Optionee's lifetime, only by the Optionee.

        (g) Termination by Reason of Death. Subject to Section 5(j), if an Optionee's employment by the Corporation and any Subsidiary or affiliate terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

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        (h)   Termination by Reason of Disability. Subject to Section 5(k), if
              an Optionee's employment by the Corporation and any Subsidiary or affiliate terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period of two years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the Optionee dies within such two-year period (or such shorter period as the Committee shall specify at grant), any unexercised Stock Option held by such Optionee shall, at the sole discretion of the Committee, thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

        (i) Termination by Reason of Retirement. Subject to Section 5(j), if an Optionee's employment by the Corporation terminates by reason of Normal or Early Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant, for a period of two years (or such shorter period as Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the Optionee dies within such two-year period, any unexercised Stock Option held by such Optionee shall, at the sole discretion of the Committee, thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise

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              periods that apply for purposes of Section 422 of the Code, such
              Stock Option will thereafter be treated as a Non-Qualified Stock Option.

        (j) Other Termination. Unless otherwise determined by the Committee at or after grant, if an Optionee's employment by the Corporation terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised for the lesser of three months or the balance of such Stock Option's term if the Optionee is involuntarily terminated by the Corporation without Cause.

        (k) Incentive Stock Option Limitations. To the extent required for "Incentive Stock Option" status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by the Optionee during any calendar year under the Plan and/or any other Option plan of the Corporation (within the meaning of Section 424 of the Code) after 1986 shall not exceed $100,000.

              To the extent (if any) permitted under Section 422 of the Code, if (i) a Participant's employment with the Corporation is terminated by reason of death, Disability or Retirement and (ii) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under
              Section 5(g), (h) or (i), applied without regard to this Section 5(k), is greater than the portion of such Option that is exercisable as an "Incentive Stock Option" during such post-termination period under Section 422, such post-termination period shall automatically be extended (but not beyond the original Option term) to the extent necessary to permit the Optionee to exercise such Incentive Stock Option.

        (l) Cash-out of Option; Settlement of Spread Value in Restricted Stock. On receipt of written notice to exercise, the Committee may, in its sole discretion, elect to cash out all or part of the portion of the Option(s) to be exercised by paying the Optionee an amount, in cash or stock, equal to the excess of the Fair Market Value of the Stock over the option price (the "Spread Value") on the effective date of such cash-out.


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              In addition, if the Option agreement so provides at grant or is amended (with the Optionee's consent) after grant and prior to exercise to so provide, the Committee may require that all or part of the shares to be issued with respect to the Spread Value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock determined without regard to the forfeiture restrictions involved.

        (m) Cashless Exercise. To the extent permitted under the applicable laws and regulations under Section 16 of the Securities Exchange act of 1934, as amended, and the Rules promulgated thereunder, and with the consent of the Committee, the Corporation agrees to cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

SECTION 6.  Stock Appreciation Rights

        (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

              A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

              A Stock Appreciation Right may be exercised by an Optionee, in accordance with Section 6(b), by surrendering the applicable portion of the


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              related Stock Option. Upon such exercise and
              surrender, the Optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

        b. Term and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

              (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate, if any, shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the Optionee prior to the expiration of the six-month period.

              (ii) Upon the exercise of a Stock Appreciation Right, an Optionee shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the Option price per share or such lesser amount as specified in the grant agreement, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

              (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(f) of the Plan.

              (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be


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                    issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

              (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

SECTION 7.     Restricted Stock

        (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the Participants to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards.

              The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

              The provisions of Restricted Stock awards need not be the same with respect to each recipient.

        (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such award.

              (i) The purchase price for shares of Restricted Stock shall not be less than what prevailing law may require.

              (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant)


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              after the award date, by executing a Restricted Stock Award
              Agreement and paying whatever price (if any) is required under
              Section 7(b)(i).

              (iii) Each Participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Pegasystems Inc. 1994 Long-Term Incentive Plan and an Agreement entered into between the registered owner and Pegasystems Inc. Copies of such Plan and or Agreement are on file in the offices of Pegasystems Inc. 101 Main Street, Cambridge, MA 02142-1590
                          Attention: Vice President, Corporate Services.

              (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

        (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

              (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such


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                     restrictions in whole or in part, based on service,
                     performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

              (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Corporation, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3.

              (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a Participant's employment with the Corporation for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the Participant.

              (iv) In the event of hardship or other special circumstances of a Participant whose employment with the Corporation is involuntarily terminated (other than for Cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock, based on such factors as the Committee may deem appropriate.

              (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant promptly.

SECTION 8.     Long Term Performance Awards

         (a) Awards and Administration. Long Term Performance Awards may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the nature, length and starting date of the performance period (the "Performance Period") for each Long Term Performance Award, which shall be at least two years, and shall determine the performance objectives to be used in valuing Long Term Performance Awards


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              and determining the extent to which such Long Term Performance
              Awards have been earned. Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based upon such Corporation, business unit and/or individual performance factors and criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. Performance Periods may overlap and Participants may participate simultaneously with respect to Long Term Performance Awards that are subject to different Performance Periods and/or different performance factors and criteria.

              At the beginning of each Performance Period, the Committee shall determine for each Long Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Stock to be awarded to the Participant at the end of the Performance Period if and to the extent that the relevant measure(s) of performance for such Long Term Performance Award is
              (are) met. Such dollar values or number of shares of Stock may be fixed or may vary in accordance with such performance and/or other criteria as may be specified by the Committee, in its sole discretion.

        (b) Adjustment of Awards. In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Long Term Performance Award, the Committee may revise the performance objectives and/or underlying factors and criteria applicable to the Long Term Performance Awards affected, to the extent deemed appropriate by the Committee, in its sole discretion, to avoid unintended windfalls or hardship.

        (c) Termination of Employment. Unless otherwise provided in the applicable award agreement(s), if a Participant terminates employment with the Corporation during a Performance Period because of death, Disability or Retirement, such Participant shall be entitled to a payment with respect to each outstanding Long Term Performance Award at the end of the applicable Performance Period:

              (i) based, to the extent relevant under the terms of the award, upon the Participant's performance


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                     for the portion of such Performance Period ending on the
                     date of termination and the performance of the applicable business unit(s) for the entire Performance Period, and

              (ii) prorated where deemed appropriate by the Committee, for the portion of the Performance Period during which the Participant was employed by the Corporation, all as determined by the Committee, in its sole discretion.

              However, the Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate.

              If a Participant terminates employment with the Corporation during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to the Long Term Performance Awards subject to such Performance Period, unless the Committee shall otherwise determine, in its sole discretion.

         (d) Form of Payment. The earned portion of a Long Term Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee, in its sole discretion. Payment shall be made in the form of cash or whole shares of Stock, including Restricted Stock, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant Performance Period, all as the Committee shall determine at or after grant. If and to the extent a Long Term Performance Award is payable in Stock and the full amount of such value is not paid in Stock, then the shares of Stock representing the portion of the value of the Long Term Performance Award not paid in Stock shall again become available for award under the Plan.

SECTION 9.     Amendments and Termination

        The Board may amend, alter, or discontinue the Plan at any time and from time to time, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an Optionee or Participant with respect to a Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Performance Award which has been granted under the Plan, without the Optionee's or Participant's consent, or which,


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without the approval of the Corporation's stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following amendments, would:

         (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

         (b) decrease the Option price of any Stock Option to less than 50% of the Fair Market Value on the date of grant;

         (c) change the employees or class of employees eligible to participate in the Plan; or

         (d)  extend the maximum Option period under Section 5(b) of the Plan.

        The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher Option prices.

        Subject to the above provisions, the Committee shall have broad authority to amend the Plan to take into account changes in applicable tax laws and accounting rules, as well as other developments.

SECTION 10.  Unfunded Status of Plan

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or Optionee by the Corporation, nothing contained herein shall give any such Participant or Optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Board otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.


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SECTION 11.  General Provisions

         (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Corporation in writing that the Optionee or Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

              All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Exchange Act, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) The adoption of the Plan shall not confer upon any employee of the Corporation any right to continued employment with the Corporation, as the case may be, nor shall it interfere in any way with the right of the Corporation to terminate the employment of any of its employees at any time.

         (d) No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any award under the Plan, the Participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, the minimum required withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

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         (e)  At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Corporation any shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

         (f) Shares may be subject to a repurchase right by the Corporation which the Corporation shall have the right to exercise from time to time as may be set forth in a grant agreement for an award granted under this Plan.

         (g) The reinvestment of dividends in additional Restricted Stock (or in other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

         (h) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

         (i) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

SECTION 12.  Effective Date of Plan

        The Plan shall be effective on the date it is approved by a vote of the holders of a majority of the total outstanding Stock.

SECTION 13.  Term of Plan

        No Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Performance Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval, but awards granted prior to such tenth anniversary may extend beyond that date.


ds1-263101


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